Collateral for crude oil exploration concession agreements	12 Months Ended
Dec. 31, 2021
Collateral For Crude Oil Exploration Concession Agreements
Collateral for crude oil exploration concession agreements

27.	Collateral for crude oil exploration concession agreements

The Company has granted collateral to ANP in connection with the performance of the Minimum Exploration Programs established in the concession agreements for petroleum exploration areas in the total amount of US$ 1,574 (US$ 1,631 as of December 31, 2020) of which US$ 1,574 were still in force as of December 31, 2021 (US$ 1,543 as of December 31, 2020), net of commitments undertaken. The collateral comprises crude oil from previously identified producing fields, pledged as collateral, amounting to US$ 1,243 (US$ 1,256 as of December 31, 2020) and bank guarantees of US$ 331 (US$ 287 as of December 31, 2020).